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                                                                                                     [LOGO OF BRIGHTHOUSE FINANCIAL]
APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY
                                                                                                HOW TO SUBMIT THIS FORM
                                                                                                Please send the entire form by mail.
BRIGHTHOUSE PRIME OPTIONS/SM/
                                                                                                REGULAR MAIL:
                                                                                                Brighthouse Financial
BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY                                                        P.O. Box 10426
("BRIGHTHOUSE FINANCIAL")                                                                       Des Moines, IA 50306-0426
Home Office Address (no correspondence)                                                         EXPRESS MAIL ONLY:
200 Park Avenue, New York, NY 10166                                                             Brighthouse Financial
                                                                                                4700 Westown Parkway, Suite 200
                                                                                                West Des Moines, IA 50266

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SECTION 1: REQUIRED - ANNUITANT INFORMATION

.. The Annuitant is the Owner unless the Owner information section is completed.
First name                                             Middle name           Last name

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Permanent street address                               City                         State              Zip

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Social Security number          [_] Male               Date of birth                Phone number
                                [_] Female
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Email address                                          Country of legal residence   Country of citizenship
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SECTION 2: OWNER INFORMATION

..  COMPLETE IF THE OWNER IS DIFFERENT THAN THE ANNUITANT. CORRESPONDENCE IS SENT TO THE OWNER.
..  Please complete either the individual or the entity name fields as applicable.
..  Unless otherwise permitted by the Internal Revenue Code, the Owner and Annuitant of this Contract must be the same individual for all IRA plan types except IRAs held by a custodian.
..  If the Owner is a Trust, complete the Trustee Certification form.
..  For Decedent IRA or Non-qualified decedent contracts, complete the applicable Inherited IRA or Non-Qualified Election form.


First name                                             Middle name           Last name

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Entity Name (if applicable)

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Permanent street address                               City                         State              Zip

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Social Security number/Tax ID number          [_] Male  [_] Entity   Date of birth/Date of Trust     Phone number
                                              [_] Female
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Email address                                          Country of legal residence   Country of citizenship

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.. OPTIONAL - JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)
First name                                             Middle name           Last name

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Permanent street address                               City                         State              Zip

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Social Security number          [_] Male               Date of birth                Phone number
                                [_] Female
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Email address                                          Country of legal residence   Country of citizenship
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SECTION 3: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

..  If there are more than three beneficiaries, attach a signed and dated separate sheet.
..  The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
..  If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner becomes the primary beneficiary, and the beneficiaries listed below become contingent beneficiaries.
..  If ALL Primary Beneficiaries predecease the Owner, then any surviving Contingent Beneficiaries listed below will become Primary
   Beneficiaries, unless we are notified otherwise by the Owner.
..  Primary and Contingent Beneficiary percentages must each add up to 100%.

PRIMARY BENEFICIARY
First name (Entity name, if applicable)                Middle name           Last name                           % OF
                                                                                                                 PROCEEDS
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Permanent street address                            City                         State              Zip

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Phone number          Date of birth/Date of Trust          Relationship to Owner          Social Security number/Tax ID number
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[_] PRIMARY  [_] CONTINGENT
First name (Entity name, if applicable)                Middle name           Last name                           % OF
                                                                                                                 PROCEEDS
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Permanent street address                            City                         State              Zip

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Phone number          Date of birth/Date of Trust          Relationship to Owner          Social Security number/Tax ID number
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[_] PRIMARY  [_] CONTINGENT
First name (Entity name, if applicable)                Middle name           Last name                           % OF
                                                                                                                 PROCEEDS
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Permanent street address                            City                         State              Zip

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Phone number          Date of birth/Date of Trust          Relationship to Owner          Social Security number/Tax ID number
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SECTION 4: REQUIRED - PLAN TYPE (check only one)
[_] Non- Qualified        [_] Traditional IRA                   [_] SEP IRA
[_] Roth IRA              [_] Decedent Traditional IRA          [_] Non-Qualified Decedent


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SECTION 5: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT
..  Please total the purchase payment amount for each of the incoming funds listed below.
..  Make check payable to Brighthouse Life Insurance Company of NY.
..  Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.
..  Minimum total initial purchase payment: $5,000 Non-Qualified, $10,000 Qualified

                        PAYMENT TYPE                                                     INCOMING FUNDS
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1    [_] Transfer          [_] 1035 Exchange                  AMOUNT: $_____________________________________________________________
     [_] Rollover          [_] Contribution/Payment           For IRA contributions: Tax year ______________________________________
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2    [_] Transfer          [_] 1035 Exchange                  AMOUNT: $_____________________________________________________________
     [_] Rollover          [_] Contribution/Payment           For IRA contributions: Tax year ______________________________________
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3    [_] Transfer          [_] 1035 Exchange                  AMOUNT: $_____________________________________________________________
     [_] Rollover          [_] Contribution/Payment           For IRA contributions: Tax year ______________________________________
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                                                              Total initial purchase payment amount: $______________________________

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SECTION 6: OPTIONAL: BENEFIT RIDERS
..  Subject to age restrictions. Other restrictions may apply.
..  You can only select these options at the time of application.
.. There are additional charges for the optional riders listed below. .. Once elected, these options may not be changed.

..  LIVING BENEFIT RIDERS
   .  If a FlexChoice rider is chosen, the NY Guaranteed Lifetime Withdrawal Benefit Supplemental Application (NYGLWBSUPP) must be signed and submitted with this application.
   .  You may only select one of the following riders.
   .  Living benefit riders are not available with Decedent/Stretch contracts.
   GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
   [_] FlexChoice Level  [_] FlexChoice Expedite

..  DEATH BENEFIT RIDERS
   .  If you do not select an optional rider, the Principal Protection option will be provided at no additional charge.
   ANNUAL STEP-UP DEATH BENEFIT
   [_] Annual Step-Up

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SECTION 7: REQUIRED - REPLACEMENTS
Does the applicant have any existing life insurance policies or annuity contracts?             [_] Yes   [_] No
Does the applicant intend to replace, discontinue, or change any existing policy or contract?  [_] Yes   [_] No
If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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SECTION 8: OPTIONAL - DOLLAR COST AVERAGING (DCA) PROGRAM
..  The DCA program is not available if you selected a FlexChoice rider.
..  If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the BlackRock
   Ultra-Short Term Bond Portfolio in Option 9B below.
..  Transfers will commence on the date the purchase payment is allocated and on that same day each month thereafter. If the allocation date is the 29th, 30th or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, transfers will be made on the next business day.
..  If you terminate the DCA program, or if the program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen (unless you have specified otherwise).
1. DCA Transfers will be made from the BlackRock Ultra-Short Term Bond Portfolio.
2. Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
   [_] $____________ per month until the account is depleted OR
   [_] $____________ per month for:
       [_] 12 months  [_] 24 months  [_] 36 months  [_] 48 months  [_] 60 months  [_] Other _____ months

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SECTION 9: REQUIRED - PURCHASE PAYMENT ALLOCATION
..  The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 6
   ("Benefit Riders").
..  IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE OPTION 9A.
..  IF YOU DID NOT ELECT FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE OPTION 9B.
..  Allocations must be whole percentages and the option must total 100%.
..  Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
..  Please note: the Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

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..  OPTION 9A
    .  COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.
    .  If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.
PLATFORM 1                                                           PLATFORM 2
..  You must allocate at least 80% of your purchase                   .  You may allocate no more than 20% of your purchase
   payment to these portfolios.                                         payment to these portfolios.

         PURCHASE PAYMENT ALLOCATION INSTRUCTIONS                             PURCHASE PAYMENT ALLOCATION INSTRUCTIONS
         ----------------------------------------                             ----------------------------------------
Barclays Aggregate Bond Index Portfolio                      ____%   MetLife Asset Allocation 20 Portfolio                 ____%
Pyramis(R) Government Income Portfolio                       ____%   MetLife Asset Allocation 40 Portfolio                 ____%
          PROTECTED GROWTH STRATEGY PORTFOLIOS                       MetLife Asset Allocation 60 Portfolio                 ____%
          ------------------------------------                       American Funds(R) Balanced Allocation Portfolio       ____%
AB Global Dynamic Allocation Portfolio                       ____%   American Funds(R) Moderate Allocation Portfolio       ____%
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio  ____%   SSGA Growth and Income ETF Portfolio                  ____%
AQR Global Risk Balanced Portfolio                           ____%                 PLATFORM 2 TOTAL (may not exceed 20%)   ____%
BlackRock Global Tactical Strategies Portfolio               ____%
Invesco Balanced-Risk Allocation Portfolio                   ____%
JPMorgan Global Active Allocation Portfolio                  ____%   TOTAL PURCHASE PAYMENT ALLOCATION:                    ____%
MetLife Balanced Plus Portfolio                              ____%   (Add subtotals for Platforms 1 and 2 here.
MetLife Multi-Index Targeted Risk Portfolio                  ____%   Must equal 100%)
PanAgora Global Diversified Risk Portfolio                   ____%
Pyramis(R) Managed Risk Portfolio                            ____%
Schroders Global Multi-Asset Portfolio                       ____%
                    PLATFORM 1 TOTAL (must be at least 80%)  ____%

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..  OPTION 9B
..  Complete only if FlexChoice Level or FlexChoice Expedite riders are not elected.
..  If you selected a DCA program in Section 8, make sure to complete the DCA
   Target Allocations column below.

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
                                            PURCHASE     DCA                                                 PURCHASE     DCA
                                            PAYMENT     TARGET                                               PAYMENT     TARGET
                                           ALLOCATION ALLOCATION                                            ALLOCATION ALLOCATION
                                           ---------- ----------                                            ---------- ----------
                                                                 ClearBridge Variable Appreciation            ____%      ____%
                  ASSET ALLOCATION PORTFOLIOS                    ClearBridge Variable Dividend Strategy       ____%      ____%
                  ---------------------------                    ClearBridge Variable Small Cap Growth        ____%      ____%
American Funds(R) Balanced Allocation                            Fidelity VIP Contrafund(R) Portfolio         ____%      ____%
Portfolio                                    ____%      ____%    Fidelity VIP Mid Cap Portfolio               ____%      ____%
American Funds(R) Moderate Allocation                            Franklin Income VIP Fund                     ____%      ____%
Portfolio                                    ____%      ____%    Franklin Mutual Shares VIP Fund              ____%      ____%
MetLife Asset Allocation 20 Portfolio        ____%      ____%    Franklin Small Cap Value VIP Fund            ____%      ____%
MetLife Asset Allocation 40 Portfolio        ____%      ____%    Harris Oakmark International Portfolio       ____%      ____%
MetLife Asset Allocation 60 Portfolio        ____%      ____%    Invesco Comstock Portfolio                   ____%      ____%
MetLife Asset Allocation 80 Portfolio        ____%      ____%    Invesco Mid Cap Value Portfolio              ____%      ____%
MetLife Asset Allocation 100 Portfolio       ____%      ____%    Invesco Small Cap Growth Portfolio           ____%      ____%
SSGA Growth and Income ETF Portfolio         ____%      ____%    Invesco V.I. Equity and Income Fund          ____%      ____%
           PROTECTED GROWTH STRATEGY PORTFOLIOS                  Invesco V.I. International Growth Fund       ____%      ____%
           ------------------------------------                  Loomis Sayles Global Markets Portfolio       ____%      ____%
AB Global Dynamic Allocation Portfolio       ____%      ____%    Met/Aberdeen Emerging Markets Equity
Allianz Global Investors Dynamic                                 Portfolio                                    ____%      ____%
Multi-Asset Plus Portfolio                   ____%      ____%    Met/Wellington Core Equity Opportunities
AQR Global Risk Balanced Portfolio           ____%      ____%    Portfolio                                    ____%      ____%
BlackRock Global Tactical Strategies                             MFS(R) Research International Portfolio      ____%      ____%
Portfolio                                    ____%      ____%    Morgan Stanley Mid Cap Growth Portfolio      ____%      ____%
Invesco Balanced-Risk Allocation Portfolio   ____%      ____%    Oppenheimer Main Street Small Cap
JPMorgan Global Active Allocation                                Fund(R)/VA                                   ____%      ____%
Portfolio                                    ____%      ____%    Pioneer Mid Cap Value VCT Portfolio          ____%      ____%
MetLife Balanced Plus Portfolio              ____%      ____%    Pyramis(R) Government Income Portfolio       ____%      ____%
MetLife Multi-Index Targeted Risk                                T. Rowe Price Large Cap Value Portfolio      ____%      ____%
Portfolio                                    ____%      ____%    Templeton Global Bond VIP Fund               ____%      ____%
PanAgora Global Diversified Risk Portfolio   ____%      ____%    Western Asset Management Strategic
Pyramis(R) Managed Risk Portfolio            ____%      ____%    Bond Opportunities Portfolio                 ____%      ____%
Schroders Global Multi-Asset Portfolio       ____%      ____%    Western Asset Management U.S. Government
            ADDITIONAL VARIABLE INVESTMENT OPTIONS               Portfolio                                    ____%      ____%
            --------------------------------------               Western Asset Variable Global High Yield
American Funds Bond Fund                     ____%      ____%    Bond                                         ____%      ____%
American Funds Global Growth Fund            ____%      ____%                               COLUMN TOTALS*    ____%      ____%
American Funds Global Small                                      *The Purchase Payment Allocation column must total 100%. The
Capitalization Fund                          ____%      ____%    DCA Target Allocation column should only be completed if DCA is
American Funds Growth-Income Fund            ____%      ____%    elected, and must total 100%.
American Funds(R) Growth Portfolio           ____%      ____%
Barclays Aggregate Bond Index Portfolio      ____%      ____%
BlackRock Bond Income Portfolio              ____%      ____%
BlackRock High Yield Portfolio               ____%      ____%
BlackRock Ultra-Short Term Bond Portfolio    ____%      ____%
Clarion Global Real Estate Portfolio         ____%      ____%
ClearBridge Variable Aggressive Growth       ____%      ____%


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SECTION 10: OPTIONAL - REBALANCING PROGRAM
..  The Rebalancing program is only available if more than one portfolio is selected.
..  If a FlexChoice rider is elected, do not complete this section. Rebalancing will occur automatically on a quarterly basis.
When checked below, I authorize Brighthouse Financial to automatically rebalance my investment portfolios to the allocation percentage levels selected in Option 9B, or as I may otherwise direct by notice to Brighthouse Financial.
Frequency: [_] Monthly   [_] Quarterly   [_] Semiannually   [_] Annually
..  If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the first day of the next month.
..  If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program.
..  You should understand that, unless the program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by notice to
   Brighthouse Financial. This program will be terminated upon notice to Brighthouse Financial of your death.

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SECTION 11 - CLIENT ACKNOWLEDGEMENTS AND SIGNATURE(S)
By signing below, I (we) acknowledge the following:
..  I (We) have read and understand the information above.
..  The above information and statements and those made on all pages of this application are true and correct to the best of my (our)
   knowledge and belief and are made as the basis of my (our) application.
..  I (We) have received the current prospectus for Brighthouse Prime Options.
..  I (We) have received the Brigthouse Financial Customer Privacy Notice.
..  I (We) understand that there is no additional tax benefit obtained by funding an IRA with an annuity.
..  If a FlexChoice rider was selected, I (we) have received the FlexChoice - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
   Disclosure.
..  If this new Contract is being purchased with monies from an existing Brighthouse Financial Contract, then I (we) have received the Enterprise Annuity Transfer Disclosure.
..  I (We) UNDERSTAND THAT BRIGHTHOUSE FINANCIAL DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED
   TO, WHETHER THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF
   EACH INCOME PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN
   TAX ADVISOR PRIOR TO PURCHASE OF THE ANNUITY.
..  PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR
   AMOUNT.
..  I acknowledge and understand that if a Wholesaler (who is an employee of Brighthouse Services, LLC, an affiliate of Brighthouse
   Life Insurance Company of NY) met with me, either in person or by phone, then the Wholesaler may receive compensation for the sale of a Brighthouse Life Insurance Company of NY or affiliate annuity product ("Brighthouse Financial Product") by my
   Representative. Wholesaler compensation may vary from product to product and by the premium or deposit amount. The amount of wholesaler compensation may increase in part based upon the relative amount of Brighthouse Financial Products sold during a set period. The Wholesaler is eligible for additional cash compensation (such as medical, retirement and other benefits) and non-cash compensation (such as recognition conferences) based on his or her overall Brighthouse Financial Product sales and productivity.
   I understand that I may request additional information from my Representative about the Wholesaler compensation expected as a result of my purchase.


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U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1.  THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND
2.  I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE
    INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR
    DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
(IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR
DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3.  I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4.  I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.
(IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE
APPROPRIATE IRS DOCUMENTATION.)

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED
TO AVOID BACKUP WITHHOLDING.

[GRAPHIC] Signature and title of Owner (Annuitant unless otherwise named)               Date signed (mm/dd/yyyy)

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[GRAPHIC] Signature of Joint Owner (If applicable)                                      Date signed (mm/dd/yyyy)

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[GRAPHIC] Signature of Annuitant (If different than the Owner)                          Date signed (mm/dd/yyyy)

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          NOTE: if the Owner is an entity, print the name of the Owner and have one or more Owner representatives sign.

LOCATION WHERE THE APPLICATION IS SIGNED.
(If state of signing is different than the Owner's residence state, the Nexus Form is required.)

City                                                                                    State

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SECTION 12 - REPRESENTATIVE INFORMATION
By signing below, I certify that:
..  All information provided by the applicant has been truly and accurately recorded.
..  All the answers are correct to the best of my knowledge.
..  I have provided the applicant(s) with the Brighthouse Financial Customer Privacy Notice prior to or at the time he/she completed the application form.
..  If this new Contract is being purchased with monies from an existing Brighthouse Financial Contract, I have provided the
   Enterprise Annuity Transfer Disclosure.
..  If a FlexChoice rider was selected, I provided the FlexChoice - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Disclosure.
..  I have delivered a current Brighthouse Prime Options variable annuity prospectus.

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes    [_] No
Does the applicant intend to replace, discontinue, or change any existing policy or contract?    [_] Yes    [_] No
If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

PRIMARY REPRESENTATIVE
First name                             Middle name                              Last name

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Name of firm                           Business phone                           Representative ID

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Commission percentage                  State license I.D. number                Client account number

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[GRAPHIC] Signature of Primary Representative                                          Date signed (mm/dd/yyyy)

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ADDITIONAL REPRESENTATIVE(S)

Representative ID                                   Representative name                                      Commission %
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